CERTIFICATE OF TRUST

                                       OF

                             YARDVILLE CAPITAL TRUST

                            a Delaware Business Trust



                  This Certificate of Trust of YARDVILLE CAPITAL TRUST (the "Trust"), dated as of this 27th day of August, 1997, is being duly executed and filed, in order to form a business trust pursuant to the Delaware Business Trust Act (the "Act"), Del. Code Ann. tit. 12, ss.ss.3801-3822.


                  1. Name. The name of the business trust formed hereby is "YARDVILLE CAPITAL TRUST."

                  2. Delaware Trustee. The name and business address of the trustee of the Trust having its principal place of business in the State of Delaware is:


                           Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware 19890-0001
                           Attention: Corporate Trust Administration


                  This Certificate may be executed in one or more counterparts which, taken together, shall constitute one and the same original document.

                  IN WITNESS WHEREOF, the Trustees named below do hereby execute this Certificate of Trust as of the date written above.


                                             WILMINGTON TRUST COMPANY


                                             By: /s/ Debra Eberly
                                                --------------------------------
                                             Name: Debra Eberly
                                             Title:  Admin. Acct. Manager



                                                   /s/ Jay G. Destribats
                                                   -----------------------------
                                             Name: Jay G. Destribats



                                                   /s/ Patrick M. Ryan
                                                   -----------------------------
                                             Name: Patrick M. Ryan



                                                   /s/ Stephen F. Carman
                                                   -----------------------------
                                             Name: Stephen F. Carman





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